                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 8, 1998
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


        Delaware                     333-51239                   33-0639768
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)

      8001 Irvine Center Drive
              6th Floor
         Irvine, California                                         92618
(Address of Principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 450-5500

Item 5. Other Events.

        Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-51239) filed with the Securities and Exchange Commission (the "Commission") on April 28, 1998 (the "Registration Statement"), pursuant to which the Registrant registered $1,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b), with respect to the Registrant's Auto Loan Backed Notes and Auto Loan Backed Certificates, Series 1998-A (the "Offered Securities").

        The Registrant is filing this Current Report on Form 8-K to file the Consent of Independent Accountants to the inclusion in the Prospectus of the accountant's report dated February 3, 1998 in the audit of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries. The Consent of Independent Accountants is set forth in Exhibit 23.3 hereto.


Item 7. Financial Statements and Exhibits.

        (c)    Exhibits

               Exhibit No.   Description
               -----------   -----------

                    23.3     Consent of Independent Accountants

                                   Signatures
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ONYX ACCEPTANCE FINANCIAL
                                             CORPORATION



June 8, 1998                                By:  /s/ Regan E. Kelly
                                                 -------------------------------
                                                 Regan E. Kelly,
                                                 Executive Vice President


                                       -3-